                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL

                                 With Respect to
                         the Exchange of Ordinary Shares

                                       of

                                  MEDIS EL LTD.

                           for shares of Common Stock

                                       of

                             MEDIS TECHNOLOGIES LTD.

               PURSUANT TO THE PROSPECTUS DATED ______________, 2000

--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON      , 2000 UNLESS EXTENDED (THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

                 PLEASE READ CAREFULLY THE ATTACHED INSTRUCTIONS

If you desire to accept the Exchange Offer, this Letter of Transmittal should be completed, signed, and submitted to the Exchange Agent:

                     American Stock Transfer & Trust Company
                             (the "Exchange Agent"):

IF BY OVERNIGHT COURIER:                         IF BY HAND:
American Stock Transfer & Trust                  American Stock Transfer & Trust
Company                                          Company
6201 15th Avenue, Floor 3L                       40 Wall Street, 46th Floor
Brooklyn, New York 11219                         New York, New York 10005

                                 IF BY MAIL:
                                 American Stock Transfer & Trust
                                 Company
                                 40 Wall Street
                                 New York, New York 10005

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH WILL NOT CONSTITUTE A VALID DELIVERY.

         FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800) 937-5449, EXT. 6820 (TOLL FREE).

         The undersigned hereby acknowledges receipt of the prospectus dated ______________ , 2000 (the "Prospectus") of Medis Technologies Ltd., a Delaware corporation (the "Issuer"), and this Letter of Transmittal (the "Letter of Transmittal"), that together constitute the Issuer's offer (the "Exchange Offer") to exchange 1.37 shares of common stock, par value $.01, of the Issuer (the "Exchange Stock"), which have been registered under the Securities Act (as hereinafter defined) pursuant to a Registration Statement, for each ordinary share, par value 0.1 NIS (the "Shares"), of

Medis El Ltd., an Israeli Corporation ("Medis El"), outstanding. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

         The undersigned hereby tenders the Shares described in Box I below (the "Tendered Shares") pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered owner of all the Tendered Shares and, if not also the beneficial owner thereof, the undersigned represents that it has received from each beneficial owner of the Tendered Shares ("Beneficial Owners") a duly completed and executed form of "Instruction to Registered Holder and/or Book-Entry Transfer Facility Participant from Beneficial Owner of Medis El Ltd.," a copy of which accompanies this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

         Subject to, and effective upon, the acceptance for exchange of the Tendered Shares, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer, all right, title, and interest in, to and under the Tendered Shares.

         Please issue the Exchange Stock in exchange for Tendered Shares in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions" below (Box 3), please send or cause to be sent the certificates for the Exchange Stock (and accompanying documents, as appropriate) to the undersigned at the address shown below in Box 1.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Tendered Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver the Tendered Shares to the Issuer or cause ownership of the Tendered Shares to be transferred to, or upon the order of, the Issuer, on the books of the registrar for the Shares and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Stock to which the undersigned is entitled upon acceptance by the Issuer of the Tendered Shares pursuant to the Exchange Offer and (ii) receive all benefits and otherwise exercise all rights of beneficial ownership of the Tendered Shares, all in accordance with the terms of the Exchange Offer, except as set forth below.

         The undersigned hereby irrevocably appoints the designees of the Issuer, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or any substitute thereof shall deem proper in the sole discretion of such attorney-in-fact and proxy or such substitute, and otherwise act (including pursuant to written consent) with respect to all the Tendered Shares which have been accepted by the Issuer prior to the time of such vote or action, which the undersigned is entitled to vote at any meeting of shareholders (whether annual or special and whether or not an adjourned meeting), of Medis El or otherwise. This proxy and power of attorney is coupled with an interest in the Tendered Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance of such Tendered Shares by the Issuer in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy granted by the undersigned at any time with respect to such Tendered Shares and no subsequent proxies will be given (or, if given, will not be deemed effective) with respect thereto by the undersigned. The undersigned understands that in order for Tendered Shares to be deemed validly tendered, immediately upon the Issuer's acceptance of such Tendered Shares for exchange, the Issuer or its designee must be able to exercise full voting rights with respect to such Tendered Shares.

         The undersigned understands that tenders of Shares pursuant to the procedures described in the caption "The Exchange Offer" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal Rights." All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any Beneficial Owner(s), and every obligation of the undersigned or any Beneficial Owners hereunder shall be binding upon the heirs, representatives, successors and assigns of the undersigned and such Beneficial Owner(s).

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Tendered Shares and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims when the Tendered Shares are acquired by the Issuer as contemplated herein. The undersigned and each Beneficial Owner will, upon request, execute and deliver any additional documents reasonably requested by the Issuer or the Exchange Agent as necessary or desirable to complete and give effect to the transactions contemplated hereby.

         The undersigned hereby represents and warrants that the information set forth in Box 2 is true and correct.

         By accepting the Exchange Offer, the undersigned hereby represents and warrants that (i) the Exchange Stock to be acquired by the undersigned and any Beneficial Owner(s) in connection with the Exchange Offer are being acquired by the undersigned and any Beneficial Owner(s) in the ordinary course of business of the undersigned and any Beneficial Owner(s), (ii) the undersigned and each Beneficial Owner are not participating, do not intend to participate, and have no arrangement or understanding with any person to participate, in the distribution of the Exchange Stock, (iii) except as otherwise disclosed in writing herewith or in the Prospectus, neither the undersigned nor any Beneficial Owner is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuer or any of its subsidiaries and (iv) the undersigned and each Beneficial Owner acknowledge and agree that any participating in the Exchange Offer with the intention or for the purpose of distributing the Exchange Stock must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (together with the rules and regulations promulgated thereunder, "Securities Act"), in connection with a secondary resale of the Exchange Stock acquired by such person. Each broker-dealer that will receive Exchange Stock for its own account in exchange for Shares that were acquired as a result of market-making activities or other trading activities hereby acknowledges that it will deliver a Prospectus in connection with any resale of such Exchange Shares; however, by so acknowledging and by delivering a Prospectus, such broker-dealer is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED HEREWITH

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE "USE OF GUARANTEED DELIVERY" BELOW (Box 4).

/ / CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE "USE OF BOOK-ENTRY TRANSFER" BELOW (Box 5).

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL
    COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
    THERETO.

    Name:
    Address:
    Number of Additional Copies:



                                     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                                         CAREFULLY BEFORE COMPLETING THE BOXES


                                                         BOX 1
---------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF SHARES TENDERED
                                   (ATTACH ADDITIONAL SIGNED PAGES, IF NECESSARY)
---------------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE
 NAME(S) AND ADDRESS(ES) OF REGISTERED SHARE HOLDER(S),     CERTIFICATE       NUMBER OF SHARES          AGGREGATE
  EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S)      NUMBER(S) OF       REPRESENTED BY       NUMBER OF SHARES
               (PLEASE FILL IN, IF BLANK)                     SHARES*          CERTIFICATE(S)           TENDERED
---------------------------------------------------------------------------------------------------------------------

                                                          -----------------------------------------------------------

                                                          -----------------------------------------------------------

                                                          -----------------------------------------------------------

                                                          -----------------------------------------------------------
                                                                TOTAL
---------------------------------------------------------------------------------------------------------------------
*    Need not be completed by persons tendering by book-entry transfer.
---------------------------------------------------------------------------------------------------------------------


                                                         BOX 2
---------------------------------------------------------------------------------------------------------------------
                                                 BENEFICIAL OWNER(S)
---------------------------------------------------------------------------------------------------------------------
           STATE OF PRINCIPAL RESIDENCE OF EACH                       PRINCIPAL AMOUNT OF TENDERED SHARES
           BENEFICIAL OWNER OF TENDERED SHARES                        HELD FOR ACCOUNT OF BENEFICIAL OWNER
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


                                      BOX 3
--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS
                          (SEE INSTRUCTIONS 5, 6 AND 7)

TO BE COMPLETED ONLY IF EXCHANGE STOCK EXCHANGED FOR TENDERED SHARES ARE TO BE SENT TO SOMEONE OTHER THAN THE UNDERSIGNED, OR TO THE UNDERSIGNED AT AN ADDRESS OTHER THAN THAT SHOWN ABOVE.

Mail Exchange Stock to:

Name(s):

________________________________________________________________________________
(PLEASE PRINT)

Address:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(INCLUDE ZIP CODE)

Tax Identification or Social Security Number:

________________________________________________________________________________

--------------------------------------------------------------------------------




                                      BOX 4
--------------------------------------------------------------------------------
                           USE OF GUARANTEED DELIVERY
                               (SEE INSTRUCTION 2)

TO BE COMPLETED ONLY IF SHARES ARE BEING TENDERED BY MEANS OF A NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Holder(s):

________________________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ____________________________

Name of Institution which Guaranteed Delivery: _________________________________

--------------------------------------------------------------------------------

                                     BOX 5
--------------------------------------------------------------------------------
                           USE OF BOOK-ENTRY TRANSFER
                               (SEE INSTRUCTION 1)

TO BE COMPLETED ONLY IF DELIVERY OF TENDERED SHARES IS TO BE MADE BY BOOK-ENTRY TRANSFER

Name of Tendering Institution: ________________________________________________

Account Number: _______________________________________________________________

Transaction Code Number: ______________________________________________________

--------------------------------------------------------------------------------


                                                 BOX 6
--------------------------------------------------------------------------------------------------------
                                      TENDERING HOLDER SIGNATURE
                                      (SEE INSTRUCTIONS 1 AND 5)
                               IN ADDITION, COMPLETE SUBSTITUTE FORM W-9



X ___________________________________________              Signature Guarantee
                                                           (IF REQUIRED BY INSTRUCTION 5)
X ___________________________________________
      (SIGNATURE OF REGISTERED HOLDER(S) OR
               AUTHORIZED SIGNATORY)                       Authorized Signature

Note:  The above lines must be signed by the registered    X ___________________________________________
holder(s) of Shares as their name(s) appear(s) on the
Shares or on a security position listing or by person(s)   Name:________________________________________
authorized to become registered holder(s) (evidence of                     (PLEASE PRINT)
which authorization must be transmitted with this Letter
of Transmittal). If signature is by a trustee, executor,   Title:_______________________________________
administrator, guardian, attorney-in-fact, officer or
other person acting in a fiduciary or representative       Name of Firm:________________________________
capacity, such person must set forth his or her full                (MUST BE AN ELIGIBLE INSTITUTION
title below. See Instruction 5.                                        AS DEFINED IN INSTRUCTION 2)

Name(s):  ____________________________________             Address:_____________________________________

          ____________________________________                     _____________________________________

Capacity: ____________________________________                     _____________________________________
                                                                              (INCLUDE ZIP CODE)
          ____________________________________

Street Address:_______________________________

          ____________________________________             Area Code and Telephone Number:

          ____________________________________             _____________________________________________
                    (INCLUDE ZIP CODE)
                                                           Dated:_______________________________________

Area Code and Telephone Number:

______________________________________________


Tax Identification or Social Security Number:

______________________________________________

--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                          PAYOR'S NAME: MEDIS TECHNOLOGIES LTD.
--------------------------------------------------------------------------------------------------------------------------


                             Name (if joint names, list first and circle the name of the person or entity whose number you enter in Part 1 below. See instructions if your name has changed.)

                             _____________________________________________________________________________________________
SUBSTITUTE                   Address
FORM W-9
DEPARTMENT OF THE TREASURY   _____________________________________________________________________________________________
INTERNAL REVENUE SERVICE     City, State and ZIP Code

                             _____________________________________________________________________________________________
                             List account number(s) here (optional)

                             ---------------------------------------------------------------------------------------------
                             PART 1--PLEASE PROVIDE YOUR TAXPAYER                  Social Security Number or TIN
                             IDENTIFICATION NUMBER ("TIN") IN THE BOX
                             AT RIGHT AND CERTIFY BY SIGNING AND
                             DATING BELOW.                                         __________________________________
                             ---------------------------------------------------------------------------------------------
                             PART 2--Check the box if you are NOT subject to backup withholding under the provisions of section 3406(a)(1)(C) of the Internal Revenue Code because (1) you have not been notified that you are subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified you that you are no longer
                             subject to backup withholding.   / /
--------------------------------------------------------------------------------------------------------------------------
                             CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I
                             CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM                 PART 3--
                             IS TRUE, CORRECT AND COMPLETE.
                                                                                             Awaiting TIN / /
                             SIGNATURE________________  DATE__________

--------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE W-9 FOR ADDITIONAL DETAILS.

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL

                    FORMING PART OF THE TERMS AND CONDITIONS
                              OF THE EXCHANGE OFFER

         1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND SHARES. A properly completed and duly executed copy of this Letter of Transmittal, including Substitute Form W-9, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein, and either certificates for Tendered Shares must be received by the Exchange Agent at its address set forth herein or such Tendered Shares must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus under the caption "Exchange Offer-Procedures for Tendering Medis El Shares" (and a confirmation of such transfer received by the Exchange Agent), in each case prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of certificates for Tendered Shares, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, property insured, is recommended. Instead of delivery by mail, it is recommended that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Shares should be sent to the Issuer. The Issuer is not under any obligation to notify any tendering holder of the Issuer's acceptance of Tendered Shares prior to the closing of the Exchange Offer.

         2. GUARANTEED DELIVERY PROCEDURES. Holders who wish to tender their Shares but whose Shares are not immediately available, and who cannot deliver their Shares, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Shares according to the delivery procedures set forth below, including completion of Box 4. Pursuant to such procedures: (i) such tender must be made by or through a firm which is a member of a recognized Medallion Program approved by the Securities Transfer Association Inc. (an "Eligible Institution") and the Notice of Guaranteed Delivery must be signed by the holder; (ii) prior to the Expiration Date, the Exchange Agent must have received from the holder and the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the Tendered Shares and the principal amount of Tendered Shares, stating that the tender is being made hereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Shares and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all Tendered Shares in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Any holder who wishes to tender Shares pursuant to the delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Shares prior to 5:00 p.m., New York City time, on the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by an Eligible Holder who attempted to use the guaranteed delivery process.

         3. BENEFICIAL OWNER INSTRUCTIONS TO REGISTERED HOLDERS. Only a holder in whose name Tendered Shares are registered on the books of the registrar (or the legal representative or attorney-in-fact of such registered holder) may execute and deliver this Letter of Transmittal. Any Beneficial Owner of Tendered Shares who is not the registered holder must arrange promptly with the registered holder to execute and deliver this Letter of Transmittal on his or her behalf through the execution and delivery to the registered holder of the Instructions to Registered Holder and/or Book Entry Transfer Facility Participant from Beneficial Owner form accompanying this Letter of Transmittal.

         4. PARTIAL TENDERS. If less than all the Tendered Shares evidenced by any certificate submitted are tendered, the tendering holder should fill in the number of Medis El Shares to be tendered in the column labeled "Aggregate Number of Shares Tendered" of the box entitled "Description of Shares Tendered" (Box 1) above. All

Tendered Shares represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If less than all of the Tendered Shares held by the holder are tendered, new certificate(s) for the remainder of the Tendered Shares that were evidenced by the Holder's old certificate(s) will be sent to the Holder at his or her registered address unless otherwise provided in the box entitled "Special Delivery Instructions" (Box 3) above as soon as practicable following the Expiration Date.

         5. SIGNATURES ON THE LETTER OF TRANSMITTAL: STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Tendered Shares, the signature must correspond with the name(s) as written on the face of the Tendered Shares without alteration, enlargement or any change, whatsoever.

         If any of the Tendered Shares are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Tendered Shares are held in different names, it will be necessary to complete, sign and submit as many separate copies of the Letter of Transmittal as there are different names in which Tendered Shares are held.

         If this Letter of Transmittal is signed by the registered holder(s) of Tendered Shares, and Exchange Stock issued in exchange therefor are to be issued (and any untendered Shares are to be reissued) in the name of the registered holder(s), then such registered holder(s) need not and should not endorse any Tendered Shares, nor provide a separate stock power. In any other case, such registered holder(s) must either properly endorse the Tendered Shares or transmit a properly completed stock power with this Letter of Transmittal, with the signature(s) on the endorsement or stock power guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of any Tendered Shares, such Tendered Shares must be endorsed or accompanied by appropriate stock powers, in each case, signed as the name(s) of the registered holder(s) appear(s) on the Tendered Shares, with the signature(s) on the endorsement or stock power guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any Tendered Shares or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to so act must be submitted with this Letter of Transmittal.

         Endorsements on Tendered Shares or signatures on stock powers required by this Instruction 5 must be guaranteed by an Eligible Institution.

         Signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution unless the Tendered Shares are tendered (i) by a registered holder who has not completed the box set forth herein entitled "Special Delivery Instructions" (Box 3) or (ii) by an Eligible Institution.

         6. SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate, in the applicable box (Box 3), the name and address to which the Exchange Stock for principal amounts not tendered or not accepted for exchange are to be sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated

         7. TRANSFER TAXES. The Issuer will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Tendered Shares pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer and exchange of Tendered Shares pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Tendered Shares listed in this Letter of Transmittal.

         8. TAX IDENTIFICATION NUMBER. Federal income tax law requires that the holder(s) of any Tendered Shares which are accepted for exchange must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder may be subject to backup withholding and a $50 penalty imposed by the Internal Revenue Service. (If withholding results in an over-payment of taxes, a refund may be obtained). Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that shareholder must file a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

         To prevent backup withholding, each holder of Tendered Shares must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

         Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

         The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligations regarding backup withholding.

         9. VALIDITY OF TENDERS. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Tendered Shares will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the right to reject any and all Shares not validly tendered or any Shares the Issuer's acceptance of which would, in the opinion of the Issuer or its counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Shares as to any ineligibility of any holder who seeks to tender Shares in the Exchange Offer. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by the Issuer shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Shares, nor shall any of them incur any liability for failure to give such notification. Tenders of Shares will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Shares received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waved will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

         10. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend, waive or modify any of the conditions in the Exchange Offer in the case of any Tendered Shares.

         11. NO CONDITIONAL TENDER. No alternative, conditional, irregular or contingent tender of Shares or transmittal of this Letter of Transmittal will be accepted.

         12. MUTILATED, LOST, STOLEN OR DESTROYED SHARES. Any tendering holder whose Shares have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

         13. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address indicated herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         14. ACCEPTANCE OF TENDERED SHARES AND ISSUANCE OF SHARES; RETURN OF SHARES. Subject to the terms and conditions of the Exchange Offer, the Issuer will accept for exchange all validly tendered Shares as soon as practicable after the Expiration Date and will issue Exchange Shares therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted tendered Shares when, as and if the Issuer has given written or oral notice (immediately followed in writing) thereof to the Exchange Agent. If any Tendered Shares are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Shares will be returned, without expense, to the undersigned at the address shown in Box 1 or at a different address as may be indicated herein under "Special Delivery Instructions" (Box 3).

         15. WITHDRAWAL. Tenders may be withdrawn only pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer-Withdrawal Rights."